SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of Report (date of earliest event reported): February 5, 2014

                      DIGITAL DEVELOPMENT PARTNERS, INC.
                      ----------------------------------
                 (Name of Small Business Issuer in its charter)

             Nevada                    000-52828               98-0521119
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      (State of incorporation)   (Commission File No.)      (IRS Employer
                                                          Identification No.)

                          17800 Castleton St., Ste. 300
                           City of Industry, CA 91748
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          (Address of principal executive offices, including Zip Code)

      Registrant's telephone number, including area code: (626) 581-3335

                                       N/A
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          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 4.01.  Changes in Registrant's Certifying Accountant.

     On February 5, 2014, Anton & Chia, LLP ("AC") resigned as the Company's independent registered public accounting firm.

     The reports of AC regarding the Company's financial statements for the fiscal year ended December 31, 2012 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the Company's audited financial statements contained in its Form 10K for the period ended December 31, 2012 included an explanatory paragraph expressing substantial doubt about the Company's ability to continue as a going concern. During the year ended December 31, 2012, and during the period from December 31, 2012 through February 5, 2014, the date of resignation, there were no disagreements with AC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of AC would have caused it to make reference to such disagreement in its reports.

     The Company provided AC with a copy of this report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that AC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter from AC is filed with this report.


Item 9.01. Exhibits.

Exhibit
Number         Description of Document

  16           Letter from former accountant.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 14, 2014             DIGITAL DEVELOPMENT PARTNERS, INC.


                                    By:/s/ William E. Sluss
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                                       William E. Sluss, Chief Financial Officer